UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /Preliminary Proxy Statement                 / / Confidential, for Use of the
/ /Definitive Proxy Statement                      Commission Only (as permitted
/X/Definitive Additional Materials                 by Rule 14a-6(e)(2))
/ /Soliciting Material Pursuant to Sec. 240.14a-12

                          COOPERATIVE BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
  /X/    No fee required.
 / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         O-11.

          (1)  Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          (5)  Total fee paid:

               -----------------------------------------------------------------

 / /     Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               -----------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

          (3)  Filing Party:

               -----------------------------------------------------------------

          (4)  Date Filed:

               -----------------------------------------------------------------

                  [Letterhead of Cooperative Bankshares, Inc.]








Dear Stockholder:


     The Notice of Annual Meeting and Proxy Statement for the 2004 Annual Meeting of Stockholders of Cooperative Bankshares, Inc. to be held on April 30, 2004, is being mailed on or about Monday, April 5, 2004, rather than Monday, March 29, 2004, as is reflected on the Notice of Annual Meeting and Proxy Statement. Please return your proxy card as soon as possible.


                                Sincerely,


                                /s/ Linda B. Garland
                                Linda B. Garland
                                Vice President and Secretary